Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BOK Financial Corporation (“BOK Financial”) on Form 10-Q for the fiscal period ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Stanley A. Lybarger and Steven E. Nell, Chief Executive Officer and Chief Financial Officer, respectively, of BOK Financial, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BOK Financial as of, and for, the periods presented.

November 8, 2011

/s/ Stanley A. Lybarger
Stanley A. Lybarger
President
Chief Executive Officer
BOK Financial Corporation

/s/ Steven E. Nell

Steven E. Nell
Executive Vice President
Chief Financial Officer
BOK Financial Corporation